NET LOSS PER SHARE	12 Months Ended
Jan. 02, 2022
Earnings Per Share [Abstract]
NET LOSS PER SHARE	NET LOSS PER SHARE
We calculate basic net loss per share by dividing earnings allocated to common stockholders by the basic weighted-average number of common shares outstanding for the period. Shares issued in connection with the Physical Delivery Forward are excluded for the purpose of calculating net loss per share after its reclassification from liability to equity at the end of the Note Valuation Period as this constitutes a share lending arrangement. Diluted weighted-average shares is computed using basic weighted-average number of common shares outstanding plus any potentially dilutive securities outstanding during the period using the treasury-stock-type method and the if-converted method, except when their effect is anti-dilutive. Potentially dilutive securities include stock options, restricted stock units, and the outstanding Green Convertible Notes. The following table presents the calculation of basic and diluted net loss per share attributable to stockholders:

	Fiscal Year Ended
(In thousands, except per share data)	January 2, 2022	January 3, 2021	December 29, 2019
Net loss:
Net loss attributable to stockholders	(254,520)	(142,631)	(183,059)

Number of shares:
Basic and diluted weighted-average common shares(1), (2)	37,457	24,502	21,265

Basic and diluted net loss per share(1), (2)	(6.79)	(5.82)	(8.61)

(1)Basic and diluted loss per share for fiscal year 2019 was calculated assuming the numbers of shares issued as part of the Spin-off to provide comparative figures to fiscal years 2020 and 2021 results.

(2)As a result of our net loss attributable to stockholders for fiscal years 2020 and 2021, the inclusion of all potentially dilutive restricted stock units, and common shares under the Green Convertible Notes would be anti-dilutive. Therefore, these were excluded from the computation of the weighted-average shares for diluted net loss per share.